UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: August 17, 2004
                                        ---------------


                         Commission file number 0-12820
                                                -------


                        AMERICAN NATIONAL BANKSHARES INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

             VIRGINIA                                     54-1284688
     --------------------------------                 --------------------
     (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                   Identification No.)

            628 Main Street
            Danville, Virginia                               24541
     ----------------------------------------         --------------------
     (Address of principal executive offices)             (Zip Code)

                                 (434) 792-5111
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Item 5.  Other Events

On August 17, 2004, the Board of Directors approved the extension of its stock repurchase plan and declared a quarterly cash dividend of $0.20 per share of common stock, payable on September 24, 2004, to shareholders of record on September 10, 2004.


Exhibit

99.1  News Release

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN NATIONAL BANKSHARES INC.
                                       ---------------------------------
                                                 (Registrant)


Date - August 17, 2004                 By:  /s/ Neal A. Petrovich
                                            -----------------------
                                            Senior Vice President &
                                            Chief Financial Officer